UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 25, 2006

FOOTHILL INDEPENDENT BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-11337	95-3815805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 South Grand Avenue, Glendora, California	91741
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 963-8551

NOT APPLICABLE

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 25, 2006, Foothill Independent Bancorp (“Foothill”) issued a press release announcing its results of operations for the quarter and fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 of this Current Report is incorporated by reference into this Item 7.01. In that same press release, Foothill also announced that its Board of Directors had declared a quarterly cash dividend of $0.15 per share that will be payable on February 28, 2006, to stockholders of record as of February 9, 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form

8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated January 25, 2006, reporting Foothill’s financial results for the quarter and fiscal year ended December 31, 2005 and the declaration of a $0.15 per share quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOTHILL INDEPENDENT BANCORP

Date: January 26, 2006	By:	/s/ Carol Ann Graf
Carol Ann Graf Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 25, 2006, reporting Foothill’s financial results for the quarter and fiscal year ended December 31, 2005 and the declaration of a $0.15 per share quarterly cash dividend.